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[LYONDELL LOGO APPEARS HERE]                      [MILLENNIUM LOGO APPEARS HERE]
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             LYONDELL AND MILLENNIUM COMBINE OLEFINS AND POLYMERS
             BUSINESSES TO CREATE NEW $5 BILLION CHEMICAL COMPANY

JOINTLY-OWNED VENTURE EXPECTED TO IMPROVE ANNUAL PROFITABILITY BY $150 MILLION
        AND REDUCE EFFECTS OF INDUSTRY CYCLICALITY ON ITS PARENT COMPANIES

        Houston, TX, Iselin, NJ and London, England -- July 28, 1997 -- Lyondell Petrochemical Company (NYSE:LYO) and Millennium Chemicals Inc. (NYSE:MCH) have signed a definitive agreement to form a new venture, with expected revenues of approximately $5 billion, comprised primarily of the olefins and polymers businesses of the two companies.

        The new company is expected to be the largest producer of ethylene and polyethylene in North America. It will consist of 13 manufacturing facilities on the U.S. Gulf Coast and in the U.S. Midwest, producing ethylene, propylene, polyethylene, polypropylene, ethyl alcohol and associated products. The combination will create a strong financial entity with book assets of approximately $5 billion. It plans to have $1.745 billion of debt, with a note receivable from Lyondell of $345 million, and substantial free cash flow.

        The new venture company, which will be operated as a partnership, will be owned 57% by Lyondell Petrochemical Company and 43% by Millennium Chemicals Inc. The venture's governance structure will include a six-person committee, co-chaired by Dan F. Smith, President and Chief Executive Officer of Lyondell, and William M. Landuyt, Chairman and Chief Executive Officer of Millennium. Smith also will serve as Chief Executive Officer of the venture company, which will be headquartered in Houston, Texas.

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THE VENTURE CREATES VALUE THROUGH COST REDUCTIONS, OPERATING EFFICIENCY
IMPROVEMENTS AND BROADER PRODUCT MIX

        "We will create a new world-class chemical company, with enhanced asset utilization and a leading cost position across a broad line of products, by blending assets, employees and operating capabilities from Millennium and Lyondell," said Dan F. Smith. "The extraordinary fit of these businesses will provide higher earnings power and create unique value that we expect will be differential in the industry."

        "The venture will have one of the broadest product lines in the industry, with extensive product development and research capabilities and the best employees from each organization, enabling it to better serve customers in rapidly growing markets," said William M. Landuyt.

        The partnership is expected to generate more than $150 million in annual pre-tax profit improvement. Substantial savings are expected to be realized early, with the full $150 million annual savings achieved by the end of 1999.

 . Cost improvements will be achieved in such areas as eliminating duplicate overhead and staffing, improved purchasing capabilities, and better utilization of existing logistics and distribution channels.

 . Efficiency improvements will include such items as greater use of feedstock flexibility, expanding the upgrade of co-products internally, sharing best business practices, and optimizing production scheduling of polymer plants.

 . Customers will benefit from the greater supply flexibility gained through multiple olefins production sites and polymers customers will have access to significantly broader resin product lines.

"This transaction is a major step in the execution of Lyondell's strategy to reduce cyclicality and grow the petrochemicals business through greater integration and a broader downstream product mix. It also advances our low cost strategy by compounding the benefits of recent cost reduction efforts and building a base for future improvements.

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Increased cash flow generated by this venture, as well as our interest in
LYONDELL-CITGO Refining Co. Ltd., will provide Lyondell with a greater number of options to create shareholder value than ever before in our history," said Smith.

        Landuyt said, "This combination helps fulfill Millennium's strategy to maximize value creation in our polyethylene and related businesses by driving down costs and by partnering with an organization that shares our relentless focus on optimizing synergistic opportunities. The transaction also enhances Millennium's financial flexibility to pursue expansion of our specialties and intermediates businesses, thereby reducing the volatility of Millennium's overall business portfolio."

CLOSING EXPECTED THIS YEAR

        The transaction, which has been unanimously approved by the Boards of Directors of both companies, is expected to close by year end, following approval by both companies' stockholders, and satisfaction of certain other conditions.

THE VENTURE WILL BE COMPRISED OF QUALITY PEOPLE, ASSETS & OPERATING CAPABILITIES
        LYONDELL'S CONTRIBUTION to the new venture company includes the businesses associated with the following operations:

 .  The olefins business, comprised of two olefins plants at the Channelview
   Petrochemical Complex near Houston, TX, with annual capacities of 3.8 billion pounds of ethylene and 2.2 billion pounds of propylene, and related facilities for the manufacture and production of butadiene, aromatics and other co-products, as well as storage facilities at Mont Belvieu, TX.

 . The polymers business, consisting of three manufacturing facilities located in Pasadena, Victoria and Matagorda County, TX, with annual capacities of 2 billion pounds of polymer resins.

 .  The technology group and certain business functions located in and near
   Houston.

        The venture will assume primary responsibility for $745 million of existing Lyondell company debt; Lyondell also will remain liable on this debt. In addition,

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Lyondell will provide a $345 million note payable to the venture.

        Not included in the venture are Lyondell's 58% interest in Lyondell-CITGO Refining Co. Ltd. (LCR) and its 75% interest in Lyondell Methanol (a joint venture with MCN Investment Corp.).



        MILLENNIUM'S CONTRIBUTION to the new venture company includes the businesses associated with the following operations:

 . The olefins business comprised of olefins plants at Clinton, IA, LaPorte, TX, and Morris, IL, with a total capacity of 3.8 billion pounds of ethylene.

 . The polymers business comprised of 4.8 billion pounds of polymers capacity comprised of five manufacturing facilities in Clinton, IA; Morris, IL; LaPorte, Port Arthur and Chocolate Bayou, TX.

 . The performance polymers business with manufacturing facilities in Tuscola, IL; Fairport Harbor and Heath, OH; and Crockett, TX.

 . The synthetic ethanol and ethyl ether businesses with facilities at Tuscola, IL; Newark, NJ; and Anaheim, CA.

 . Research and technology groups and a research center in Cincinnati, OH. See list of plants and capacities in ATTACHMENT I.

        Millennium will receive $1 billion from the exchange: the partnership will assume $750 million of Millennium's inter-company debt, which will be repaid from the proceeds of new bank debt to be arranged by the partnership. Millennium will guarantee $750 million of the new bank facility. In addition, Millennium will retain $250 million of accounts receivable from the contributed businesses.

        Not included in the venture are Millennium's interest in acetic acid, vinyl acetate and methanol assets and operations. Also excluded from the transaction are Millennium Inorganic Chemicals, Millennium Specialty Chemicals, and Millennium's equity interest in Suburban Propane Partners.


EXECUTIVE MANAGEMENT TEAM ANNOUNCED FOR NEW VENTURE

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        The venture company will be governed by an owners' committee comprised of representatives of Millennium and Lyondell. Members of the owners' committee will include:

Dan F. Smith, President and CEO of Lyondell Petrochemical Company and CEO of the venture - Co-Chairman
William M. Landuyt, Chairman and CEO of Millennium Chemicals Inc.- Co-Chairman Dr. Ronald H. Yocum, President and CEO of Millennium Petrochemicals Inc.- Member John E. Lushefski, Senior Vice President and CFO of Millennium Chemicals Inc. - Member
Jeffrey R. Pendergraft, Senior Vice President, Chief Administrative Officer of Lyondell Petrochemical Company - Member
Clifton B. Currin, Jr., Vice President, Corporate Development of Lyondell Petrochemical Company - Member

        The members of the executive management team of the venture company include:

Eugene R. Allspach, President and Chief Operating Officer
Joseph M. Putz, Senior Vice President, Finance and Administration
Debra L. Starnes, Senior Vice President, Polyolefins
John R. Beard, Vice President, Manufacturing
J.R. Fontenot, Vice President, Engineering
Alan Houlton, Vice President, Customer Services
Gerald A. O'Brien, Vice President/Secretary
Myra J. Perkinson, Vice President, Human Resources
W. Norman Phillips, Jr., Vice President, Olefins
Kerry F. Williams, Vice President, Research and Development
Jeffrey L. Hemmer, Director, Business Process Improvement

LYONDELL PETROCHEMICAL COMPANY (web site: www.lyondell.com) is a major commodity petrochemical and polymers company with headquarters in Houston, TX. The company manufacturers and markets olefins (primarily ethylene, propylene, butadiene, butylenes and specialty products), aromatics, methanol and MTBE, and polymers (or polyolefins), including high-density polyethylene, polypropylene and low-density polyethylene. Lyondell is involved in petroleum refining through its 58% participation interest in LYONDELL-CITGO Refining Company Ltd. (LCR), which produces refined petroleum products, including gasoline, low sulfur diesel and jet fuel. Lyondell operates a methanol business, in which it has a 75% ownership interest.

MILLENNIUM CHEMICALS INC. (web site: www.millenniumchem.com) is a major international chemical company, with leading market positions in a broad range of commodity, industrial, performance and specialty chemicals. Millennium Chemicals was formed as a result of a spin-off from Hanson PLC, a UK public company, on October 1, 1996.

Millennium Chemicals Inc. is
 .  the largest producer of polyethylene products in the United States;
 . the second-largest producer of titanium dioxide (TiO2 ) in the United States and the third-largest in the world;

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 .  the second-largest producer of acetic acid and vinyl acetate monomer in the
   United States;

 . a leading producer of high value-added performance polymers, color concentrates and polymeric powders and other products, including titanium tetrachloride, cadmium/selenium pigments and silica gel; and

 .  a leading producer of fragrance and flavor chemicals.

The statements in this release relating to matters that are not historical facts are forward-looking statements that involve risks and uncertainties, including, but not limited to, future global economic conditions, production capacity, competitive products and prices and other risks and uncertainties detailed in the companies' Securities and Exchange Commission filings.

                                     # # #

For inquiries, please call:


LYONDELL                                            MILLENNIUM CHEMICALS
Media: Jackie Wilson (713) 652-4596        or       Investors and Media:
David Harpole (713) 652-4125                        Mickey Foster (732) 603-6777
Investors: Kevin DeNicola (713) 652-4590

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                Attachment I: MANUFACTURING OPERATIONS OF THE
                       LYONDELL/MILLENNIUM JOINT VENTURE



LOCATION                                                 PRINCIPAL PRODUCTS                             ANNUAL CAPACITY
Channelview, Texas                                       Ethylene                                       3.8 billion pounds
                                                         Propylene                                      2.2 billion pounds
                                                         Butadiene                                      615 million pounds
                                                         Benzene                                         90 million gallons
                                                         Toluene                                         40 million gallons
                                                         Dicyclopentadiene (DCPD)                        80 million pounds
                                                         Isoprene                                       108 million pounds
                                                         Resin oil                                      120 million pounds
                                                         Piperylenes                                    100 million pounds
                                                         Alkylate                                    22,000 barrels per day
                                                         MTBE                                        13,000 barrels per day

Chocolate Bayou, Texas                                   High-density polyethylene                      400 million pounds

Crockett, Texas                                          Wire & cable compounds, color and              120 million pounds
                                                         additive concentrates

LaPorte, Texas                                           Ethylene                                      1.74 billion pounds
                                                         Low-density polyethylene                       395 million pounds
                                                         Linear-low density polyethylene                480 million pounds
                                                         High-density polyethylene                      545 million pounds

Matagorda County, Texas                                  High-density polyethylene                    1,050 million pounds

Pasadena, Texas (Bayport plant)                          Polypropylene                                  400 million pounds
                                                         Low-density polyethylene                       140 million pounds

Port Arthur, Texas                                       Low-density polyethylene                       190 million pounds
                                                         High-density polyethylene                      540 million pounds

Victoria, Texas                                          High-density polyethylene                      450 million pounds

Morris, Illinois                                         Ethylene                                      1.13 billion pounds
                                                         Low-density polyethylene                       540 million pounds
                                                         Linear-low density polyethylene                650 million pounds
                                                         Polypropylene                                  280 million pounds

Tuscola, Illinois                                        Ethyl alcohol                                   50 million gallons
                                                         Diethyl ether                                    5 million gallons
                                                         Compounds for wire & cable and
                                                         microfine polyolefin powders

Clinton, Iowa                                            Ethylene                                       960 million pounds
                                                         Low-density polyethylene                       430 million pounds
                                                         High-density polyethylene                      450 million pounds
                                                         Ethanol and ethyl ether

Fairport Harbor, Ohio                                    Wire & cable compounds, color                   60 million pounds
                                                         concentrates

Heath, Ohio                                              Color, additive and foam concentrates,          39 million pounds
                                                         performance compounds


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